Exhibit 99.3

[LOGO OMITTED]Countrywide (R)                                                                           Computational Materials for
SECURITIES CORPORATION                                                        Countrywide Asset-Backed Certificates, Series 2005-12
A Countrwide Capital Markets Company

===================================================================================================================================

                                                       Groups 3 Silent 2nds

                                                       ARM     $24,614,313

                                                         Detailed Report

Summary of Loans in Statistical Calculation Pool                                                  Range
(As of Calculation Date)                                                                          -----

Total Number of Loans                                                  151
Total Outstanding Balance                                      $24,614,313
Average Loan Balance                                              $163,009                   $19,340 to $352,000
WA Mortgage Rate                                                    6.806%                    5.050% to 14.375%
Net WAC                                                             6.297%                    4.541% to 13.866%
ARM Characteristics
    WA Gross Margin                                                 6.640%                    5.000% to 9.850%
    WA Months to First Roll                                            23                          1 to 24
    WA First Periodic Cap                                           1.778%                    1.500% to 3.000%
    WA Subsequent Periodic Cap                                      1.418%                    1.000% to 2.000%
    WA Lifetime Cap                                                13.642%                   12.050% to 21.375%
    WA Lifetime Floor                                               6.806%                    5.050% to 14.375%
WA Original Term (months)                                              360                       360 to 360
WA Remaining Term (months)                                             358                       301 to 360
WA LTV                                                              79.72%                    67.00% to 85.00%
    Percentage of Pool with CLTV > 100%                              0.00%
    WA Effective LTV (Post MI)                                      79.72%
    Second Liens w/100% CLTV                                         0.00%
WA FICO 619
Secured by (% of pool)       1st Liens                             100.00%
                             2nd Liens                               0.00%
Prepayment Penalty at Loan Orig (% of all loans)                    95.75%



---------------------------------------------------------------------------------------------------------------------------------
  Top 5 States:        Top 5 Prop:         Doc Types:            Purpose Codes     Occ Codes           Grades       Orig PP Term
  -------------        -----------         ----------            -------------     ---------           ------       ------------
CA         31.52%   SFR       68.48%   FULL         84.14%    PUR      66.09%    OO       100.00   A       93.92%   0       4.25%
CO          9.44%   PUD       20.19%   STATED       15.86%    RCO      33.04%                      A-       2.35%   12      3.81%
TX          8.37%   CND       11.33%                          RNC       0.86%                      B        3.47%   24     89.73%
AZ          6.22%                                                                                  C        0.13%   36      2.21%
TN          5.63%                                                                                  C-       0.13%


=================================================================================================================================
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

[LOGO OMITTED]Countrywide (R)                                                                           Computational Materials for
SECURITIES CORPORATION                                                        Countrywide Asset-Backed Certificates, Series 2005-12
A Countrwide Capital Markets Company

===================================================================================================================================

                                                       Groups 3 Silent 2nds

                                                       ARM     $24,614,313

                                                         Detailed Report
----------------------------------------------------------------------------------------------------------------------------------
                                                              Program
----------------------------------------------------------------------------------------------------------------------------------
                                   CURRENT     # OF       % OF          AVERAGE       GROSS         REMG.                   ORIG
DESCRIPTION                        BALANCE     LOANS     TOTAL          BALANCE         WAC         TERM         FICO        LTV
----------------------------------------------------------------------------------------------------------------------------------
2/28 LIB6M                     $10,319,192      75        41.92       $137,589        6.958        357.20         634       79.4
2/28 LIB6M - IO - 24           $13,463,121      73        54.70       $184,426        6.717        358.99         609       80.0
2/28 LIB6M - IO - 60              $832,000       3         3.38       $277,333        6.383        358.00         598       80.0
----------------------------------------------------------------------------------------------------------------------------------
                               $24,614,313     151       100.00       $163,009        6.806        358.21         619       79.7
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                           Original Term
----------------------------------------------------------------------------------------------------------------------------------
                                   CURRENT     # OF       % OF          AVERAGE         GROSS         REMG.                 ORIG
DESCRIPTION                        BALANCE     LOANS     TOTAL          BALANCE          WAC          TERM       FICO        LTV
----------------------------------------------------------------------------------------------------------------------------------
ARM 360                        $24,614,313      151      100.00        $163,009         6.806        358.21       619       79.7
----------------------------------------------------------------------------------------------------------------------------------
                               $24,614,313      151      100.00        $163,009         6.806        358.21       619       79.7
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                     Range of Current Balance
----------------------------------------------------------------------------------------------------------------------------------
                                   CURRENT     # OF       % OF          AVERAGE        GROSS         REMG.                  ORIG
DESCRIPTION                        BALANCE     LOANS     TOTAL          BALANCE          WAC         TERM        FICO        LTV
----------------------------------------------------------------------------------------------------------------------------------
$0.01 - $25,000.00                 $41,900        2        0.17        $20,950       10.721        303.00         554       71.3
$25,000.01 - $50,000.00           $136,171        4        0.55        $34,043       12.532        303.80         579       69.7
$50,000.01 - $75,000.00           $127,492        2        0.52        $63,746        8.807        335.47         658       78.8
$75,000.01 - $100,000.00        $1,684,748       19        6.84        $88,671        7.246        356.32         632       79.4
$100,000.01 - $150,000.00       $6,022,753       49       24.47       $122,913        7.049        358.70         624       79.9
$150,000.01 - $200,000.00       $6,029,435       35       24.50       $172,270        6.801        359.05         612       79.8
$200,000.01 - $250,000.00       $3,290,706       15       13.37       $219,380        6.544        359.08         615       79.8
$250,000.01 - $300,000.00       $4,682,440       17       19.02       $275,438        6.415        358.66         622       79.7
$300,000.01 - $350,000.00       $2,246,668        7        9.13       $320,953        6.596        359.14         623       79.9
$350,000.01 - $400,000.00         $352,000        1        1.43       $352,000        6.250        360.00         598       80.0
----------------------------------------------------------------------------------------------------------------------------------
                               $24,614,313      151      100.00       $163,009        6.806        358.21         619       79.7
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                               State
----------------------------------------------------------------------------------------------------------------------------------
                                   CURRENT     # OF       % OF          AVERAGE        GROSS         REMG.                  ORIG
DESCRIPTION                        BALANCE     LOANS     TOTAL          BALANCE          WAC          TERM         FICO      LTV
----------------------------------------------------------------------------------------------------------------------------------
Alabama                           $168,920       1         0.69       $168,920        7.900        359.00         599       80.0
Arizona                         $1,531,244      10         6.22       $153,124        6.765        358.96         625       80.0
California                      $7,758,176      30        31.52       $258,606        6.360        359.17         619       79.7
Colorado                        $2,323,180      14         9.44       $165,941        6.682        359.01         600       80.0
Florida                           $741,873       5         3.01       $148,375        7.231        358.66         628       80.0
Georgia                           $703,931       6         2.86       $117,322        7.471        358.11         622       80.0
Idaho                             $378,182       3         1.54       $126,061        6.973        359.00         604       80.0
Illinois                           $31,773       1         0.13        $31,773       14.375        306.00         696       70.0
Indiana                           $739,296       8         3.00        $92,412        7.577        350.02         628       78.1


=================================================================================================================================
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

[LOGO OMITTED]Countrywide (R)                                                                           Computational Materials for
SECURITIES CORPORATION                                                        Countrywide Asset-Backed Certificates, Series 2005-12
A Countrwide Capital Markets Company

===================================================================================================================================

                                                       Groups 3 Silent 2nds

                                                       ARM     $24,614,313

----------------------------------------------------------------------------------------------------------------------------------
                                                         Detailed Report
----------------------------------------------------------------------------------------------------------------------------------
                            CURRENT       # OF          % OF           AVERAGE        GROSS       REMG.                     ORIG
DESCRIPTION                 BALANCE       LOANS        TOTAL           BALANCE         WAC        TERM          FICO         LTV
----------------------------------------------------------------------------------------------------------------------------------
Kansas                     $143,763         1           0.58           $143,763       6.990      358.00          629        80.0
Maryland                   $184,000         1           0.75           $184,000       6.980      360.00          695        80.0
Massachusetts              $487,631         2           1.98           $243,816       7.248      358.33          581        78.1
Michigan                   $874,625         6           3.55           $145,771       6.708      358.85          632        79.6
Minnesota                  $105,433         1           0.43           $105,433       7.200      358.00          716        80.0
Mississippi                $111,104         1           0.45           $111,104       6.750      359.00          652        80.0
Missouri                    $95,126         1           0.39            $95,126       7.250      359.00          717        80.0
Montana                    $290,279         2           1.18           $145,139       7.389      359.47          615        80.0
Nebraska                   $106,000         1           0.43           $106,000       7.200      359.00          602        80.0
Nevada                     $987,693         5           4.01           $197,539       6.825      359.23          611        80.0
New Hampshire              $220,000         1           0.89           $220,000       7.400      359.00          634        80.0
New York                   $283,210         1           1.15           $283,210       6.400      357.00          606        80.0
North Carolina              $83,162         1           0.34            $83,162       8.990      357.00          579        85.0
North Dakota               $135,735         1           0.55           $135,735       7.950      358.00          611        80.0
Ohio                        $79,840         1           0.32            $79,840       7.750      360.00          590        80.0
Oklahoma                    $19,340         1           0.08            $19,340      10.250      303.00          568        67.0
Oregon                     $664,117         4           2.70           $166,029       6.352      359.00          595        80.0
Pennsylvania               $167,578         3           0.68            $55,859       9.077      340.39          593        77.4
Tennessee                $1,385,208        12           5.63           $115,434       7.134      355.51          617        79.6
Texas                    $2,061,401        16           8.37           $128,838       7.051      358.32          641        80.0
Utah                       $363,040         3           1.47           $121,013       6.211      359.14          632        80.0
Virginia                   $200,000         1           0.81           $200,000       7.650      358.00          617        80.0
Washington                 $903,160         5           3.67           $180,632       6.708      358.98          614        80.0
Wisconsin                  $116,693         1           0.47           $116,693       6.700      357.00          666        75.0
Wyoming                    $169,600         1           0.69           $169,600       7.375      360.00          557        80.0
----------------------------------------------------------------------------------------------------------------------------------
                        $24,614,313        151        100.00           $163,009       6.806      358.21          619        79.7
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                       Loan-to-Value Ratios
----------------------------------------------------------------------------------------------------------------------------------
                            CURRENT       # OF          % OF           AVERAGE        GROSS       REMG.                     ORIG
DESCRIPTION                 BALANCE       LOANS        TOTAL           BALANCE         WAC        TERM          FICO         LTV
----------------------------------------------------------------------------------------------------------------------------------
65.01 - 70.00              $236,593         6           0.96            $39,432      11.264      304.15          555        69.2
70.01 - 75.00              $656,159         5           2.67           $131,232       7.102      357.12          614        74.8
75.01 - 80.00           $23,463,398        138         95.32           $170,025       6.751      358.78          620        79.9
80.01 - 85.00              $258,162         2           1.05           $129,081       7.048      358.36          592        83.3
----------------------------------------------------------------------------------------------------------------------------------
                        $24,614,313        151        100.00           $163,009       6.806      358.21          619        79.7
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                  Range of Current Gross Coupon
----------------------------------------------------------------------------------------------------------------------------------
                            CURRENT       # OF         % OF            AVERAGE        GROSS       REMG.                     ORIG
DESCRIPTION                 BALANCE       LOANS       TOTAL            BALANCE         WAC        TERM          FICO         LTV
----------------------------------------------------------------------------------------------------------------------------------
5.001 - 5.500              $642,492         4          2.61           $160,623        5.234      358.74          621        78.3



=================================================================================================================================
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

[LOGO OMITTED]Countrywide (R)                                                                           Computational Materials for
SECURITIES CORPORATION                                                        Countrywide Asset-Backed Certificates, Series 2005-12
A Countrwide Capital Markets Company

===================================================================================================================================

                                                       Groups 3 Silent 2nds

                                                       ARM     $24,614,313

                                                         Detailed Report
----------------------------------------------------------------------------------------------------------------------------------
                                                  Range of Current Gross Coupon
----------------------------------------------------------------------------------------------------------------------------------
                             CURRENT       # OF           % OF          AVERAGE        GROSS        REMG.                    ORIG
DESCRIPTION                  BALANCE       LOANS         TOTAL          BALANCE         WAC         TERM          FICO        LTV
----------------------------------------------------------------------------------------------------------------------------------
5.501 - 6.000             $2,712,345        12           11.02         $226,029        5.913       358.68          632       79.8
6.001 - 6.500             $7,773,799        40           31.58         $194,345        6.337       359.12          621       80.0
6.501 - 7.000             $5,473,445        34           22.24         $160,984        6.812       358.85          623       79.8
7.001 - 7.500             $4,469,467        30           18.16         $148,982        7.281       358.84          619       79.5
7.501 - 8.000             $2,452,045        17            9.96         $144,238        7.760       358.78          601       80.0
8.001 - 8.500               $692,858         5            2.81         $138,572        8.330       359.03          610       80.0
8.501 - 9.000                $83,162         1            0.34          $83,162        8.990       357.00          579       85.0
9.001 - 9.500                $81,082         1            0.33          $81,082        9.375       305.00          511       69.0
10.001 - 10.500              $74,886         2            0.30          $37,443       10.435       304.48          688       74.7
10.501 - 11.000              $27,870         1            0.11          $27,870       11.000       301.00          595       70.0
11.001 - 11.500              $67,110         2            0.27          $33,555       11.291       304.99          529       71.1
13.501 - 14.000              $31,978         1            0.13          $31,978       13.650       301.00          528       70.0
> 14.000                     $31,773         1            0.13          $31,773       14.375       306.00          696       70.0
----------------------------------------------------------------------------------------------------------------------------------
                         $24,614,313        151         100.00         $163,009        6.806       358.21          619       79.7
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                          Property Type
----------------------------------------------------------------------------------------------------------------------------------
                             CURRENT       # OF           % OF          AVERAGE        GROSS        REMG.                    ORIG
DESCRIPTION                  BALANCE       LOANS         TOTAL          BALANCE         WAC         TERM          FICO        LTV
----------------------------------------------------------------------------------------------------------------------------------
SFR                      $16,856,299        102          68.48         $165,258        6.743       358.08          620       79.7
PUD                       $4,969,130         32          20.19         $155,285        6.917       358.81          614       80.0
CND                       $2,788,883         17          11.33         $164,052        6.993       357.86          625       79.2
----------------------------------------------------------------------------------------------------------------------------------
                         $24,614,313        151         100.00         $163,009        6.806       358.21          619       79.7
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                             Purpose
----------------------------------------------------------------------------------------------------------------------------------
                             CURRENT       # OF           % OF          AVERAGE        GROSS         REMG.                   ORIG
DESCRIPTION                  BALANCE       LOANS         TOTAL          BALANCE         WAC          TERM          FICO       LTV
----------------------------------------------------------------------------------------------------------------------------------
PUR                      $16,268,417        104          66.09         $156,427        6.940        357.91          618      79.8
RCO                       $8,133,203         45          33.04         $180,738        6.539        358.78          620      79.7
RNC                         $212,693          2           0.86         $106,347        6.831        358.35          668      77.3
----------------------------------------------------------------------------------------------------------------------------------
                         $24,614,313        151         100.00         $163,009        6.806        358.21          619      79.7
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                            Occupancy
----------------------------------------------------------------------------------------------------------------------------------
                             CURRENT       # OF           % OF          AVERAGE         GROSS         REMG.                  ORIG
DESCRIPTION                  BALANCE       LOANS         TOTAL          BALANCE          WAC         TERM          FICO       LTV
----------------------------------------------------------------------------------------------------------------------------------
OO                       $24,614,313        151         100.00          $163,009        6.806        358.21         619      79.7
----------------------------------------------------------------------------------------------------------------------------------
                         $24,614,313        151         100.00          $163,009        6.806        358.21         619      79.7
----------------------------------------------------------------------------------------------------------------------------------




=================================================================================================================================
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

[LOGO OMITTED]Countrywide (R)                                                                           Computational Materials for
SECURITIES CORPORATION                                                        Countrywide Asset-Backed Certificates, Series 2005-12
A Countrwide Capital Markets Company

===================================================================================================================================

                                                       Groups 3 Silent 2nds

                                                       ARM     $24,614,313

                                                         Detailed Report
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
                                          Range of Months Remaining to Scheduled Maturity
----------------------------------------------------------------------------------------------------------------------------------
                          CURRENT       # OF         % OF            AVERAGE          GROSS         REMG.                 ORIG
DESCRIPTION               BALANCE       LOANS       TOTAL            BALANCE           WAC          TERM       FICO        LTV
----------------------------------------------------------------------------------------------------------------------------------
301 - 360             $24,614,313        151        100.00           $163,009         6.806        358.21       619       79.7
----------------------------------------------------------------------------------------------------------------------------------
                      $24,614,313        151        100.00           $163,009         6.806        358.21       619       79.7
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                Collateral Grouped by Document Type
----------------------------------------------------------------------------------------------------------------------------------
                          CURRENT       # OF        % OF             AVERAGE          GROSS         REMG.                 ORIG
DESCRIPTION               BALANCE       LOANS       TOTAL            BALANCE          WAC           TERM       FICO        LTV
----------------------------------------------------------------------------------------------------------------------------------
FULL                  $20,710,245        128        84.14            $161,799         6.788        358.32       611       79.7
STATED INCOME          $3,904,067        23         15.86            $169,742         6.903        357.60       662       79.8
----------------------------------------------------------------------------------------------------------------------------------
                      $24,614,313        151        100.00           $163,009         6.806        358.21       619       79.7
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                    Collateral Grouped by FICO
----------------------------------------------------------------------------------------------------------------------------------
                          CURRENT       # OF        % OF             AVERAGE          GROSS         REMG.                 ORIG
DESCRIPTION               BALANCE       LOANS       TOTAL            BALANCE           WAC          TERM       FICO        LTV
----------------------------------------------------------------------------------------------------------------------------------
721 - 740                $546,076         5           2.22           $109,215         6.948        353.28       727       79.7
701 - 720                $287,759         3           1.17            $95,920         7.004        358.94       715       80.0
681 - 700                $816,773         6           3.32           $136,129         6.903        356.56       691       79.6
661 - 680              $1,637,691        10           6.65           $163,769         6.990        358.86       671       79.6
641 - 660              $1,855,713        11           7.54           $168,701         6.383        358.56       650       80.0
621 - 640              $4,153,592        23          16.87           $180,591         6.653        359.15       629       79.8
601 - 620              $7,400,655        42          30.07           $176,206         6.703        358.75       612       79.7
581 - 600              $6,671,408        39          27.10           $171,062         6.802        358.80       591       80.0
561 - 580                $569,334         5           2.31           $113,867         7.977        356.57       576       78.7
541 - 560                $192,160         2           0.78            $96,080         7.815        353.31       555       79.4
521 - 540                $402,070         4           1.63           $100,517         8.380        348.98       528       78.0
501 - 520                 $81,082         1           0.33            $81,082         9.375        305.00       511       69.0
----------------------------------------------------------------------------------------------------------------------------------
                      $24,614,313        151        100.00           $163,009         6.806        358.21       619       79.7
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                               Grade
----------------------------------------------------------------------------------------------------------------------------------
                          CURRENT       # OF          % OF           AVERAGE          GROSS         REMG.                 ORIG
DESCRIPTION               BALANCE       LOANS        TOTAL           BALANCE           WAC          TERM       FICO        LTV
----------------------------------------------------------------------------------------------------------------------------------
A                     $23,118,213        141         93.92           $163,959          6.792       358.54       620       79.9
A-                       $579,274          4          2.35           $144,818          7.004       349.81       587       76.1
B                        $853,075          4          3.47           $213,269          6.524       358.93       627       78.4
C                         $31,773          1          0.13            $31,773         14.375       306.00       696       70.0
C-                        $31,978          1          0.13            $31,978         13.650       301.00       528       70.0
----------------------------------------------------------------------------------------------------------------------------------
                      $24,614,313        151        100.00           $163,009          6.806       358.21       619       79.7
----------------------------------------------------------------------------------------------------------------------------------


=================================================================================================================================
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

[LOGO OMITTED]Countrywide (R)                                                                           Computational Materials for
SECURITIES CORPORATION                                                        Countrywide Asset-Backed Certificates, Series 2005-12
A Countrwide Capital Markets Company

===================================================================================================================================

                                                       Groups 3 Silent 2nds

                                                       ARM     $24,614,313

                                                         Detailed Report
----------------------------------------------------------------------------------------------------------------------------------
                                          Collateral Grouped by Prepayment Penalty Months
----------------------------------------------------------------------------------------------------------------------------------
                                CURRENT       # OF          % OF       AVERAGE        GROSS         REMG.                   ORIG
DESCRIPTION                     BALANCE      LOANS         TOTAL       BALANCE         WAC          TERM        FICO         LTV
----------------------------------------------------------------------------------------------------------------------------------
0                            $1,045,678        10           4.25       $104,568       8.056        354.14        635        79.1
12                             $937,321        4            3.81       $234,330       6.770        359.14        602        80.0
24                          $22,086,414       134          89.73       $164,824       6.755        358.35        620        79.7
36                             $544,900        3            2.21       $181,633       6.553        358.54        598        80.0
----------------------------------------------------------------------------------------------------------------------------------
                            $24,614,313       151         100.00       $163,009       6.806        358.21        619        79.7
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                      Range of Months to Roll                   (Excludes 0 Fixed Rate Mortgages)
----------------------------------------------------------------------------------------------------------------------------------
                   WA           CURRENT       # OF          % OF       AVERAGE         GROSS      REMG.                     ORIG
DESCRIPTION        MTR          BALANCE      LOANS         TOTAL       BALANCE          WAC       TERM          FICO         LTV
----------------------------------------------------------------------------------------------------------------------------------
0 - 6               4          $314,699        8            1.28        $39,337        11.119     304.22         585        71.1
19 - 24            23       $24,299,614       143          98.72       $169,927         6.751     358.90         620        79.8
----------------------------------------------------------------------------------------------------------------------------------
                            $24,614,313       151         100.00       $163,009         6.806     358.21         619        79.7
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                          Range of Margin                       (Excludes 0 Fixed Rate Mortgages)
----------------------------------------------------------------------------------------------------------------------------------
                                CURRENT       # OF          % OF       AVERAGE         GROSS      REMG.                     ORIG
DESCRIPTION                     BALANCE      LOANS         TOTAL       BALANCE          WAC       TERM          FICO         LTV
----------------------------------------------------------------------------------------------------------------------------------
4.001 - 5.000                   $44,550        1            0.18        $44,550       11.375      306.00         523        69.1
5.001 - 6.000                $5,841,487        31          23.73       $188,435        6.366      357.89         614        79.4
6.001 - 7.000               $12,267,894        71          49.84       $172,787        6.650      358.52         627        79.8
7.001 - 8.000                $5,007,059        38          20.34       $131,765        7.383      358.32         620        80.0
8.001 - 9.000                $1,421,345        9            5.77       $157,927        7.643      359.32         580        80.0
9.001 - 10.000                  $31,978        1            0.13        $31,978       13.650      301.00         528        70.0
----------------------------------------------------------------------------------------------------------------------------------
6.640                       $24,614,313       151         100.00      $163,009         6.806      358.21         619        79.7
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                      Range of Maximum Rates                    (Excludes 0 Fixed Rate Mortgages)
----------------------------------------------------------------------------------------------------------------------------------
                                CURRENT       # OF         % OF        AVERAGE        GROSS        REMG.                    ORIG
DESCRIPTION                     BALANCE      LOANS         TOTAL       BALANCE         WAC         TERM         FICO         LTV
----------------------------------------------------------------------------------------------------------------------------------
12.001 - 12.500              $1,641,314        9            6.67       $182,368        5.984       358.78        621        79.3
12.501 - 13.000              $3,483,875        18          14.15       $193,549        6.104       358.62        639        79.7
13.001 - 13.500              $8,186,804        45          33.26       $181,929        6.473       359.08        621        80.0
13.501 - 14.000              $5,649,646        34          22.95       $166,166        6.928       358.78        613        79.9
14.001 - 14.500              $2,729,641        19          11.09       $143,665        7.333       359.04        621        79.2
14.501 - 15.000              $1,915,476        13           7.78       $147,344        7.846       358.93        600        80.2
15.001 - 15.500                $692,858        5            2.81       $138,572        8.330       359.03        610        80.0
16.001 - 16.500                 $81,082        1            0.33        $81,082        9.375       305.00        511        69.0
17.001 - 17.500                 $74,886        2            0.30        $37,443       10.435       304.48        688        74.7
17.501 - 18.000                 $27,870        1            0.11        $27,870       11.000       301.00        595        70.0



=================================================================================================================================
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

[LOGO OMITTED]Countrywide (R)                                                                           Computational Materials for
SECURITIES CORPORATION                                                        Countrywide Asset-Backed Certificates, Series 2005-12
A Countrwide Capital Markets Company

===================================================================================================================================

                                                       Groups 3 Silent 2nds

                                                       ARM     $24,614,313

                                                         Detailed Report
----------------------------------------------------------------------------------------------------------------------------------
                                                      Range of Maximum Rates                    (Excludes 0 Fixed Rate Mortgages)
----------------------------------------------------------------------------------------------------------------------------------
                           CURRENT       # OF            % OF          AVERAGE         GROSS        REMG.                    ORIG
DESCRIPTION                BALANCE       LOANS           TOTAL         BALANCE          WAC         TERM         FICO         LTV
----------------------------------------------------------------------------------------------------------------------------------
18.001 - 18.500            $67,110          2             0.27         $33,555        11.291       304.99         529       71.1
> 19.500                   $63,751          2             0.26         $31,875        14.011       303.49         612       70.0
----------------------------------------------------------------------------------------------------------------------------------
13.642                 $24,614,313        151           100.00         $163,009        6.806       358.21         619       79.7
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                     Initial Periodic Rate Cap                  (Excludes 0 Fixed Rate Mortgages)
----------------------------------------------------------------------------------------------------------------------------------
                           CURRENT       # OF            % OF          AVERAGE         GROSS        REMG.                   ORIG
DESCRIPTION                BALANCE       LOANS           TOTAL         BALANCE          WAC         TERM         FICO        LTV
----------------------------------------------------------------------------------------------------------------------------------
1.500                  $20,048,537        119            81.45         $168,475        6.737       358.24         617       79.7
3.000                   $4,565,776         32            18.55         $142,680        7.112       358.05         627       79.9
----------------------------------------------------------------------------------------------------------------------------------
                       $24,614,313        151           100.00         $163,009        6.806       358.21         619       79.7
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                   Subsequent Periodic Rate Cap                 (Excludes 0 Fixed Rate Mortgages)
----------------------------------------------------------------------------------------------------------------------------------
                           CURRENT       # OF            % OF          AVERAGE          GROSS       REMG.                    ORIG
DESCRIPTION                BALANCE       LOANS           TOTAL         BALANCE          WAC         TERM          FICO         LTV
----------------------------------------------------------------------------------------------------------------------------------
1.000                   $4,213,070         28            17.12         $150,467         7.051       358.47         623       80.0
1.500                  $20,244,542        122            82.25         $165,939         6.759       358.15         619       79.7
2.000                     $156,700          1             0.64         $156,700         6.400       358.00         593       80.0
----------------------------------------------------------------------------------------------------------------------------------
                       $24,614,313        151           100.00         $163,009         6.806       358.21         619       79.7
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                   Range of Lifetime Rate Floor                 (Excludes 0 Fixed Rate Mortgages)
----------------------------------------------------------------------------------------------------------------------------------
                           CURRENT       # OF             % OF         AVERAGE          GROSS       REMG.                    ORIG
DESCRIPTION                BALANCE       LOANS           TOTAL         BALANCE           WAC        TERM          FICO       LTV
----------------------------------------------------------------------------------------------------------------------------------
5.001 - 6.000           $3,354,837        16             13.63         $209,677         5.783       358.69         630       79.5
6.001 - 7.000          $13,247,244        74             53.82         $179,017         6.533       359.01         622       80.0
7.001 - 8.000           $6,921,512        47             28.12         $147,266         7.451       358.82         613       79.7
8.001 - 9.000             $776,020         6              3.15         $129,337         8.401       358.81         606       80.5
9.001 - 10.000             $81,082         1              0.33          $81,082         9.375       305.00         511       69.0
> 10.000                  $233,617         7              0.95          $33,374        11.724       303.94         611       71.8
----------------------------------------------------------------------------------------------------------------------------------
                       $24,614,313        151           100.00         $163,009         6.806       358.21         619       79.7
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                   Next Interest Adjustment Date                (Excludes 0 Fixed Rate Mortgages)
----------------------------------------------------------------------------------------------------------------------------------
                           CURRENT       # OF            % OF          AVERAGE          GROSS       REMG.                    ORIG
DESCRIPTION                BALANCE       LOANS           TOTAL         BALANCE          WAC         TERM          FICO        LTV
----------------------------------------------------------------------------------------------------------------------------------
10/05                      $59,848         2              0.24          $29,924        12.416       301.00         559       70.0
12/05                      $41,900         2              0.17          $20,950        10.721       303.00         554       71.3
02/06                     $136,628         2              0.56          $68,314         9.832       305.00         600       72.4





=================================================================================================================================
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

[LOGO OMITTED]Countrywide (R)                                                                           Computational Materials for
SECURITIES CORPORATION                                                        Countrywide Asset-Backed Certificates, Series 2005-12
A Countrwide Capital Markets Company

===================================================================================================================================

                                                       Groups 3 Silent 2nds

                                                       ARM     $24,614,313

                                                         Detailed Report
----------------------------------------------------------------------------------------------------------------------------------
                                                   Next Interest Adjustment Date                 (Excludes 0 Fixed Rate Mortgages)
----------------------------------------------------------------------------------------------------------------------------------
                      CURRENT       # OF              % OF       AVERAGE         GROSS        REMG.                        ORIG
DESCRIPTION           BALANCE       LOANS            TOTAL       BALANCE          WAC         TERM          FICO            LTV
----------------------------------------------------------------------------------------------------------------------------------
03/06                 $76,323         2               0.31       $38,162         12.624      306.00          595           69.5
06/07              $1,661,226        10               6.75       $166,123        6.846       357.17          632           79.9
07/07              $4,870,836        28              19.79       $173,958        6.792       358.00          622           79.9
08/07             $12,165,597        76              49.42       $160,074        6.724       359.00          620           79.9
09/07              $5,601,955        29              22.76       $193,171        6.744       360.00          612           79.7
----------------------------------------------------------------------------------------------------------------------------------
                  $24,614,313        151            100.00       $163,009        6.806       358.21          619           79.7
----------------------------------------------------------------------------------------------------------------------------------










=================================================================================================================================
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.